SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
18.	SUBSEQUENT EVENTS

Rights Offering

On September 25, 2019, the Partnership commenced its Rights Offering that entitled each unitholder of record (the “unitholder”) on September 26, 2019 (the “Record Date”) one non-transferable subscription right for each common unit held by the unitholder on the Record Date. Each subscription right entitled the unitholder to purchase 1.24 common units for each common unit held by the unitholder at a subscription price of $1.20 per common unit. Through the Rights Offering, which expired on October 25, 2019, 3,039,380 common units were purchased for a total of $3.6 million. The gross proceeds from the Rights Offering were used to redeem 3,039,380 of the Partnership’s outstanding Preferred Units on October 25, 2019 at a price of $1.20 per Preferred Unit.

Divestitures

As part of the Partnership’s recently launched asset sale program in the fourth quarter of 2019, the Partnership signed a non-binding letter of intent on one of its properties in October 2019 and received a $5.0 million refundable deposit. This asset sale is expected to be consummated in the first quarter of 2020.

19.	SUBSEQUENT EVENTS

Credit Agreements

On February 4, 2019, StoneMor Operating LLC (the “Operating Company”), a wholly-owned subsidiary of the Partnership, the Subsidiaries (as defined in the Amended Credit Agreement) of the Operating Company (together with the Operating Company, “Borrowers”), the Lenders party thereto and Capital One, National Association (“Capital One”), as Administrative Agent (in such capacity, the “Administrative Agent”), entered into the Eighth Amendment and Waiver to Credit Agreement (the “Eighth Amendment” and the Original Amended Agreement, as further amended by the Eighth Amendment, the “Amended Credit Agreement”) which further amended the Credit Agreement dated August 4, 2016 (as previously amended by that certain First Amendment to Credit Agreement dated as of March 15, 2017, Second Amendment and Limited Waiver dated July 26, 2017, Third Amendment and Limited Waiver effective August 15, 2017, Fourth Amendment to Credit Agreement dated as of September 29, 2017, Fifth Amendment to Credit Agreement dated as of December 22, 2017 but effective as of September 29, 2017, Sixth Amendment and Waiver to Credit Agreement dated June 12, 2018 and Seventh Amendment and Waiver to Credit Agreement dated July 13, 2018, the “Original Amended Agreement”), dated as of August 4, 2016, among the Borrowers, the Lenders, Capital One, as Administrative Agent, Issuing Bank and Swingline Lender, Citizens Bank N.A., as Syndication Agent, and TD Bank, N.A. and Raymond James Bank, N.A., as Co-Documentation Agents. Capitalized terms not otherwise defined herein have the same meanings as specified in the Amended Credit Agreement.

The Eighth Amendment added to the Amended Credit Agreement a separate last out revolving credit facility (the “Tranche B Revolving Credit Facility”) in the aggregate amount of $35.0 million to be provided by certain affiliates of Axar Capital Management as the initial lenders under the Tranche B Revolving Credit Facility (the “Tranche B Revolving Lenders”) on the following terms (as further detailed in the Eighth Amendment):

•

the aggregate amount of the Tranche B Revolving Commitments is $35.0 million; such Commitments were utilized in the amount of $15.0 million, which is reduced by a $0.7 million Original Issue Discount on the Eighth Amendment effective date. The remaining $20 million in commitments may be utilized in the amount of $5.0 million (or any integral multiple thereof) from time to time until April 30, 2019, provided that any borrowings resulting in the outstanding principal amount of the Tranche B Revolving Credit Facility being in excess of $25.0 million require, as a condition to such borrowings, that the Partnership receive a fairness opinion with respect to the Tranche B Revolving Credit Facility;

•	Tranche B Revolving Credit Facility Maturity Date is one business day after the maturity date of the original revolving credit facility (the “Tranche A Revolving Credit Facility”);
•	the interest rate applicable to the loans made under the Tranche B Revolving Credit Facility is 8.00% per annum, payable quarterly in arrears;
•

borrowings under the Tranche B Revolving Credit Facility on the effective date of the Eighth Amendment (the “Eighth Amendment Effective Date”) were subject to an original issue discount in the amount of $0.7 million; and

•	upon the repayment or prepayment of the Tranche B Revolving Credit Facility in full, the Tranche B Revolving Lenders will receive additional interest in the amount of $0.7 million.

The Eighth Amendment also amended certain terms of the Original Amended Agreement to:

•	reduce the Tranche A Revolving Credit Availability Period to end on the Eighth Amendment Effective Date, which precludes borrowings under the Tranche A Revolving Credit Facility after such date;

•

reduce the amount of the Letter of Credit Sublimit from $15.0 million to $9.4 million, plus the principal amount of loans under the Tranche A Revolving Credit Facility that become subject to optional prepayment after the Eighth Amendment Effective Date, and permit the issuance of letters of credit under the Tranche A Revolving Credit Facility after the Eight Amendment Effective Date;

•

modify the Tranche A Revolving Credit Facility Maturity Date to be the earlier of (i) May 1, 2020 and (ii) the date that is six months prior to the earliest scheduled maturity date of any outstanding Permitted Unsecured Indebtedness;

•

redetermine the Applicable Rate to be 4.50% for Eurodollar Rate Loans and 3.50% for Base Rate Loans from the Eighth Amendment Effective Date to February 28, 2019; 4.75% and 3.75%, respectively, from March 1, 2019 to March 31, 2019; 5.50% and 4.50%, respectively, from April 1, 2019 to April 30, 2019; 5.75% and 4.75%, respectively, from May 1, 2019 to May 31, 2019; and 6.00% and 5.00%, respectively, from June 1, 2019;

•	discontinue the accrual of the commitment fee after the Eighth Amendment Effective Date;
•

provide for ticking fees assessed on the amount of outstanding loans made under the Tranche A Revolving Credit Facility (the “Tranche A Revolving Loans”) and payable to the Tranche A Revolving Lenders (i) in-kind, by increasing the outstanding principal amount of such Lender’s Tranche A Revolving Loans (“PIK”) or (ii) in cash, in the following amounts and on the following dates:

o	3.00% on July 1, 2019, of which (x) 2.00% shall PIK and (y) 1.00% shall be payable in cash, unless the Required Lenders agree to PIK;
o	1.00% on August 1, 2019, payable in cash, unless the Required Lenders agree to PIK;

o	1.00% on September 1, 2019, payable in cash, unless the Required Lenders agree to PIK; and

o	1.00% on October 1, 2019, PIK;

•

amend the definition of “Consolidated Net Income” for purposes of calculating the Consolidated EBITDA to exclude, for the time period from January 1, 2018 to January 1, 2019, (i) any non-recurring charges for adjustments made to cost of goods sold for merchandise inventory impairment related to excess and damaged inventory of the Partnership or a subsidiary of the Partnership (and any reversal thereof) incurred during the Fiscal Year ended December 31, 2018 in an aggregate amount not to exceed $5.0 million and (ii) any non-recurring charges for the establishment of liability reserves required for future obligations of the Partnership or a Subsidiary of the Partnership to deliver allocated merchandise to customers (and any reversal thereof) incurred during the Fiscal Year ended December 2018 in an aggregate amount not to exceed $15.0 million;

•

amend the definition of “Consolidated EBITDA” for purposes of calculating the financial covenant to (i) adjust the limit on add backs for non-recurring cash expenses, losses, costs and charges to $17.0 million for each Measurement Period ended on or after April 1, 2018 and (ii) remove a separate add back for non-recurring cash expenses, costs and charges relating to “non-ordinary course of business” legal matters;

•

remove the Consolidated Secured Net Leverage Ratio and Consolidated Fixed Charge Coverage Ratio and replace them with a covenant requiring the Partnership to ensure that its Consolidated EBITDA is not less than the following amounts for the four quarters ending on the following dates: (i) $18.0 million for the period ended March 31, 2018; (ii) $13.0 million for the period ended June 30, 2018; (iii) $2.5 million for the period ended September 30, 2018; (iv) ($3.0 million) for the period ended December 31, 2018; (v) $1.0 million for the period ending March 31, 2019; (vi) $3.5 million for the period ending June 30, 2019; (vii) $8.0 million for the period ending September 30, 2019; (viii) $8.25 million for the period ending December 31, 2019; and (ix) $9.25 million for the period ending March 31, 2020;

•

provide for mandatory prepayments in an amount equal to 100% of the net cash proceeds from (i) sale/leaseback transactions and certain other permitted dispositions of assets and (ii) incurrence of certain indebtedness (including any indebtedness not permitted under the Amended Credit Agreement) in an amount exceeding $5.0 million;

•

extend the deadline for filing the Partnership’s Form 10-Q for the period ended March 31, 2018 to the later of February 6, 2019 and the date that is two Business Days following the Eighth Amendment Effective Date and for the periods ended June 30, 2018 and September 30, 2018 to February 15, 2019;

•

add a covenant requiring the Partnership and the Administrative Borrower to use their reasonable best efforts to consummate the transactions contemplated under the Merger Agreement (as defined below) by May 15, 2019 (the “C-Corporation Conversion”); modify the definition of “Change in Control” and several covenants, including but not limited to reporting covenants and covenants restricting fundamental changes, dispositions, investments, acquisitions and transactions with affiliates to permit the C-Corporation Conversion and to permit the Partnership to be a wholly-owned subsidiary of StoneMor Inc. (as defined below);

•

add a covenant requiring the Administrative Borrower to engage Houlihan Lokey or any other acceptable financial advisor by no later than the second business day after the Eighth Amendment Effective Date to advise it in the arrangement of the refinancing in full of the obligations with respect to the Tranche A Revolving Credit Facility (such refinancing, the “Refinancing”);

•

add a covenant requiring the Administrative Borrower to retain Carl Marks & Co. or another acceptable consultant of recognized national standing on or prior to the Eighth Amendment Effective Date, who shall (i) assist the Administrative Borrower in further developing its financial planning and analysis function; (ii) prepare a detailed analysis of G&A expenses and other overhead and develop cost savings initiatives and (iii) present a monthly written update to the Administrative Agent and the Lenders on progress; and

•	amend other provisions of the Original Amended Agreement in connection with the foregoing.

In addition, in the Eighth Amendment, the Administrative Agent and Lenders party thereto waived existing defaults under the Original Amended Agreement as a result of the Partnership’s failure to (i) deliver the financial statements for the periods ended March 31, 2018, June 30, 2018 and September 30, 2018 and the related compliance certificates; (ii) comply with the facility’s maximum Consolidated Secured Net Leverage Ratio for each period ended June 30, 2018, September 30, 2018 and December 31, 2018 (iii) comply with the facility’s minimum Fixed Charge Coverage Ratio for each period ended June 30, 2018, September 30, 2018 and December 31, 2018; and (iv) inaccuracies in representations and warranties resulting from such defaults. The effectiveness of the Eighth Amendment was subject to the satisfaction of certain conditions, including the payment to the Tranche A Revolving Lenders of a fee in the aggregate amount of $0.8 million.

Loan Agreement with a Related Party

On February 4, 2019, the Partnership entered into the Eighth Amendment with, among other parties, certain affiliates of Axar Capital Management (collectively, “Axar”) to provide an up to $35.0 million bridge financing in the form of the Tranche B Revolving Credit Facility, of which $15.0 million was drawn down immediately. Borrowings under the financing arrangement are collateralized by a perfected first priority security interest in substantially all assets of the Partnership and the Borrowers held for the benefit of the existing Tranche A Revolving Lenders and bear interest at a fixed rate of 8.0%. Borrowings under Tranche B Revolving Credit Facility “Eighth Amendment Effective Date” are subject to an original issue discount in the amount of $0.7 million, which was recorded as original issue discount and will pay additional interest in the amount $0.7 million at the termination and payment in full of the financing arrangement, which will be accreted to interest expense over the term of the financing arrangement, As of March 15, 2019, Axar beneficially owned approximately 20.2% of the Partnership’s outstanding common units. Axar also has exposure to an additional 1,520,149 Common Units pursuant to certain cash-settled equity swaps which mature on June 20, 2022 in accordance with information included in Axar’s filing on Form 4 which was filed with the SEC on March 18, 2019. In addition, the Partnership’s board of directors has separately approved an amendment to the voting and standstill agreement and director voting agreement with Axar to permit Axar to acquire up to 27.5% of the Partnership common units outstanding.

On March 29, 2019, the Partnership had additional borrowing of $10.0 million under the Tranche B Revolving Credit Facility.

January 2019 Restructuring

On January 31, 2019, the Partnership announced a restructuring initiative implemented as part of its ongoing organizational review. This restructuring is intended to further integrate, streamline and optimize the Partnership’s operations.

As part of this restructuring, the Partnership will undertake certain cost reduction initiatives, including a reduction of approximately 45 positions of its workforce, primarily related to corporate functions in Trevose, a streamlining of general and administrative expenses and an optimization of location spend. The Partnership expects to incur cash charges of approximately $0.5 million to $0.7 million of employee separation and other benefit-related costs in connection with the January 2019 restructuring initiative. Substantially all of these cash payments are anticipated to be made by the end of 2019 and the Partnership anticipates that substantially all of the actions associated with this restructuring will be completed by the end of 2019. Under this restructuring, separation costs are expensed over the requisite service period, if any. There were no expenses recorded for the year ended December 31, 2018 related to the January 2019 restructuring initiative.

Amendment and Restatement of 2018 LTIP

On March 27, 2019, the Board of Directors of our General Partner approved the amendment and restatement of the 2018 LTIP, which was renamed the StoneMor Amended and Restated 2019 Long-Term Incentive Plan (“2019 Plan”). The amendments were made to (i) increase the number of common units of the Partnership reserved for delivery under the plan from 2,000,000 to 4,000,000 and (ii) make certain other clarifying changes and updates to the 2018 LTIP.

The 2019 LTIP provides for the grant, from time to time, at the discretion of the board of directors of the General Partner or the Compensation, Nominating and Governance and Compliance Committee of the board of directors, of equity-based incentive compensation awards.  Subject to adjustments in the event of certain transactions or changes in capitalization in accordance with 2019 LTIP, 4,000,000 common units of the Partnership have been reserved for delivery pursuant to awards under the 2019 LTIP. Common units that have been forfeited, cancelled, exercised, settled in cash, or otherwise terminated or expired without deliver will be available for future deliver.